BEAR STEARNS LOGO                               BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------






                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $395,853,000 (Approximate)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-RS2


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2001-RS2 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                 JUNE 13, 2000



________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS LOGO                               BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                       GROUP I MORTGAGE LOANS (FIXED RATE)
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------------------------------------
COLLATERAL          EXPANDED      JUMBO A      ALTERNET        HOME        SEASONED   RE-PERFORMING
SUB-GROUP           CRITERIA    EXCEPTIONS    EXCEPTIONS     SOLUTIONS      LOANS        LOANS       TOTAL
                   EXCEPTIONS                               EXCEPTIONS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Percent of Total       31.55%        27.76%        21.00%        10.56%        7.11%        2.02%    100.00%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Current Balance   $72,683,879   $63,944,407   $48,380,457   $24,318,750  $16,378,019   $4,648,360 $230,353,872
 Loan Count                412           147           507           229          101           72      1,468
 Average Balance      $176,417      $434,996       $95,425      $106,195     $162,159      $64,561   $156,917
       % >              58.16%        98.06%        24.33%        14.09%       70.53%        0.00%     57.19%
$200,000
       % >              14.19%        41.38%         2.31%         0.00%        0.00%        0.00%     16.45%
$500,000
--------------------------------------------------------------------------------------------------------------
 Gross WAC (%)          8.755%        7.624%       10.450%        9.494%       9.164%      11.261%     8.954%
 WA Orig. Term             356           330           316           256          345          309        328
(mos)
 WA Rem. Term              354           327           310           253          255          272        318
(mos)
--------------------------------------------------------------------------------------------------------------
 Balloon                 0.57%         0.00%        17.60%        56.40%        5.78%       19.96%     10.64%
 Fully Amortizing       99.43%       100.00%        82.40%        43.60%       94.22%       80.04%     89.36%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 First Lien             99.95%       100.00%        99.95%       100.00%      100.00%      100.00%     99.98%
 Second Lien             0.05%         0.00%         0.05%         0.00%        0.00%        0.00%      0.02%
--------------------------------------------------------------------------------------------------------------
 WA Credit Score           686           685           612           702          676          536        668
 WA CLTV                79.79%        75.62%        84.51%       100.75%       76.70%       78.89%     81.60%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family          73.35%        68.61%        77.75%        81.23%       89.14%       82.35%     75.09%
Detached
 PUD                    17.47%        25.17%        12.18%        11.06%        8.37%        0.00%     16.82%
 Condo                   6.40%         3.88%         1.71%         3.71%        0.36%        0.00%      3.88%
 Manufactured            1.46%         0.42%         7.76%         3.80%        1.78%       13.11%      3.00%
Housing
 Townhouse               1.32%         1.91%         0.61%         0.20%        0.35%        4.54%      1.21%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied         84.91%        95.59%        88.04%        96.97%       98.78%       94.06%     90.98%
 Second / Vacation       2.19%         4.21%         1.84%         1.29%        0.00%        0.00%      2.38%
 Non-Owner              12.90%         0.20%        10.12%         1.74%        1.22%        5.94%      6.64%
Occupied
                   -------------------------------------------------------------------------------------------
-------------------
LOAN PURPOSE
 Purchase               63.18%        38.82%        37.23%        68.90%       49.11%       11.79%     49.53%
 Equity Refinance       22.36%        31.79%        51.03%        25.65%       25.80%       83.17%     32.82%
 Rate/Term              14.46%        29.39%        11.74%         5.45%       25.09%        5.04%     17.65%
Refinance
--------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
     LOAN-TO-VALUE RATIOS (%)          LOANS     PRINCIPAL BALANCE    LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
           0.01 - 40.00                 14            795,800.61        0.35%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          40.01 - 50.00                 22          3,353,058.83        1.46%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          50.01 - 60.00                 30          9,481,158.44        4.12%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          60.01 - 70.00                131         24,179,925.39       10.50%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          70.01 - 80.00                525        103,917,966.04       45.11%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          80.01 - 90.00                340         41,865,770.54       18.17%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          90.01 - 100.00               329         37,156,658.92       16.13%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         100.01 - 110.00                75          9,303,566.24        4.04%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         110.01 - 120.00                 1            267,248.19        0.12%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          NOT AVAILABLE                  1             32,719.25        0.01%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


                   CREDIT SCORE DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
          CREDIT SCORES                LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
           499 OR LESS                   24         $1,461,456.80        0.63%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            500 - 519                    54          4,117,631.90        1.79%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            520 - 539                    63          5,379,573.88        2.34%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            540 - 559                    78          6,518,637.28        2.83%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            560 - 579                    81          8,028,880.63        3.49%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            580 - 599                    83          9,086,120.97        3.94%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            600 - 619                   104         12,168,312.14        5.28%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            620 - 639                   159         25,105,807.81       10.90%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            640 - 659                   143         23,095,707.99       10.03%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            660 - 679                   148         30,362,099.20       13.18%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            680 - 699                   141         23,943,285.20       10.39%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            700 - 719                   120         25,393,670.34       11.02%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            720 - 739                    98         18,607,231.01        8.08%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            740 - 759                    72         19,301,922.26        8.38%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            760 - 779                    53         10,059,428.14        4.37%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            780 - 799                    24          5,113,019.64        2.22%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            800 - 819                     7            879,646.17        0.38%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          NOT AVAILABLE                  16          1,731,441.09        0.75%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)             LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          5.000 - 5.999                   1           $108,791.03        0.05%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          6.000 - 6.999                  12          4,308,313.86        1.87%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          7.000 - 7.999                 213         69,655,185.48       30.24%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          8.000 - 8.999                 334         64,600,462.13       28.04%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          9.000 - 9.999                 338         42,141,373.61       18.29%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         10.000 - 10.999                232         23,771,946.67       10.32%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         11.000 - 11.999                163         14,585,073.08        6.33%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         12.000 - 12.999                112          7,627,987.64        3.31%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         13.000 - 13.999                 48          2,980,844.93        1.29%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         14.000 - 14.999                 13            476,050.39        0.21%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         16.000 - 16.999                  2             97,843.63        0.04%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


                    GEOGRAPHIC DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
              STATE                  NUMBER OF      CUT-OFF DATE     PERCENTAGE
                                       LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                CA                      176        $50,936,587.35       22.11%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                FL                      168         20,886,617.25        9.07%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                GA                       59         12,410,286.02        5.39%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                VA                       56         12,176,413.77        5.29%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                IL                       64         11,799,211.12        5.12%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                NC                       96         10,267,974.79        4.46%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                IN                      107         10,205,316.07        4.43%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                NY                       42          9,514,603.30        4.13%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                MI                       72          8,249,746.54        3.58%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                TX                       56          7,881,314.68        3.42%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                AZ                       33          6,596,711.97        2.86%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                CO                       29          6,593,371.26        2.86%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                NJ                       35          6,365,058.16        2.76%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                MD                       29          6,332,177.52        2.75%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                OH                       61          6,239,786.87        2.71%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
             OTHER *                    385         43,898,695.78       19.06%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


              * Other includes states and the District of Columbia with less than 2.00% concentrations individually.

________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                       DELINQUENCY STATUS OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
           DELINQUENCY               NUMBER OF      CUT-OFF DATE     PERCENTAGE
              STATUS                   LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
             CURRENT                  1,465       $230,173,533.90       99.92%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
           30 - 59 DAYS                   3            180,338.55        0.08%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


                  HIGH COST LOANS OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
            HIGH COST                NUMBER OF      CUT-OFF DATE     PERCENTAGE
              LOANS                    LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            SECTION 32                  10           $540,895.83        0.23%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          NON-SECTION 32              1458        229,812,976.62       99.77%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


                    PREPAYMENT PENALTY TERM OF THE GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------
            PREPAYMENT               NUMBER OF      CUT-OFF DATE     PERCENTAGE
           PENALTY TERM                LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
               NONE                     938       $177,731,722.76       77.16%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            12 MONTHS                    29          5,023,942.36        2.18%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            24 MONTHS                    16          1,724,204.54        0.75%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            36 MONTHS                   328         31,450,049.78       13.65%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            48 MONTHS                     1             35,191.25        0.02%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            60 MONTHS                   148         13,411,328.06        5.82%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
 OTHER (NOT MORE THAN 60 MONTHS)          8            977,433.70        0.42%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,468      $230,353,872.45      100.00%
----------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                         GROUP II MORTGAGE LOANS (ARMS)
                             AS OF THE CUT-OFF DATE



----------------------------------------------------------------------------------------------------------------
COLLATERAL         ALTERNET     SEASONED      JUMBO A       EXPANDED    RE-PERFORMING     HOME
SUB-GROUP          EXCEPTIONS    LOANS       EXCEPTIONS     CRITERIA        LOANS       SOLUTIONS      TOTAL
                                                           EXCEPTIONS                  EXCEPTIONS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Percent of Total      56.87%       25.46%          9.89%         3.85%         3.75%         0.18%     100.00%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Current Balance   $94,120,320 $42,128,524    $16,371,624    $6,369,183    $6,207,725      $302,659 $165,500,035
 Loan Count               770          316             51            28            78             3       1,246
 Average Balance     $122,234     $133,318       $321,012      $227,471       $79,586      $100,886    $132,825
       % >             36.86%       38.76%         84.99%        73.54%         7.35%         0.00%      42.34%
$200,000
       % >              1.74%        3.95%         41.25%        39.56%         0.00%         0.00%       7.60%
$500,000
----------------------------------------------------------------------------------------------------------------
 Gross WAC (%)        10.322%      10.052%         7.541%        8.063%       10.717%       12.568%      9.910%
 WA Orig. Term            359          358            357           355           359           360         358
(mos)
 WA Rem. Term             355          281            344           331           304           357         332
(mos)
----------------------------------------------------------------------------------------------------------------
 Balloon                0.00%        0.00%          0.00%         0.00%         0.00%         0.00%       0.00%
 Fully Amortizing     100.00%      100.00%        100.00%       100.00%       100.00%       100.00%     100.00%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 First Lien           100.00%       99.97%        100.00%       100.00%       100.00%       100.00%      99.99%
 Second Lien            0.00%        0.03%          0.00%         0.00%         0.00%         0.00%       0.01%
----------------------------------------------------------------------------------------------------------------
 WA Credit Score          598          622            715           708           555           703         617
 WA CLTV               83.38%       78.14%         74.40%        83.05%        76.39%       100.00%      80.92%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 WA Margin             6.221%       4.251%         2.836%        2.658%        5.923%        7.087%      5.238%
 WA Lifetime Cap      16.501%      14.680%        13.093%       12.060%       16.235%       18.568%     15.523%
 WA Next Rate Adj.         23            6             38            12            11            23          19
 WA Reset                   6            8             15             4             7             6           7
Frequency
----------------------------------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family         78.88%       87.35%         54.68%        55.22%        90.07%       100.00%      78.19%
Detached
 PUD                   13.09%        6.98%         36.60%        21.22%         2.48%         0.00%      13.75%
 Condo                  4.04%        4.30%          8.72%        23.56%         3.69%         0.00%       5.30%
 Manufactured           1.80%        0.00%          0.00%         0.00%         3.76%         0.00%       1.17%
Housing
 Townhouse              2.19%        1.36%          0.00%         0.00%         0.00%         0.00%       1.59%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied        94.53%       93.42%         88.93%        84.10%        89.93%       100.00%      93.13%
 Second / Vacation      0.89%        0.68%          8.86%         7.00%         0.00%         0.00%       1.82%
 Non-Owner              4.59%        5.90%          2.20%         8.91%        10.17%         0.00%       5.05%
Occupied
----------------------------------------------------------------------------------------------------------------
LOAN PURPOSE
 Purchase              41.37%       40.21%         56.61%        66.32%        25.06%        82.52%      43.01%
 Equity Refinance      49.70%       33.76%         18.44%        16.05%        64.36%        17.48%      41.74%
 Rate/Term              8.93%       26.03%         24.95%        17.63%        10.58%         0.00%      15.25%
Refinance
----------------------------------------------------------------------------------------------------------------
INDEX
 6 month LIBOR         99.30%       41.31%         15.62%        29.65%        78.84%       100.00%      72.81%
 1 Year UST             0.70%       39.26%         74.60%        57.90%         6.25%         0.00%      20.24%
 COFI                   0.00%       14.61%          1.98%        10.84%         0.91%         0.00%       4.36%
 Other                  0.00%        4.82%          7.81%         1.62%        14.00%         0.00%       2.59%
----------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
     LOAN-TO-VALUE RATIOS (%)          LOANS     PRINCIPAL BALANCE    LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
           0.01 - 40.00                  18        $2,057,052.81        1.24%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          40.01 - 50.00                  21         4,346,482.48        2.63%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          50.01 - 60.00                  44         4,482,833.18        2.71%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          60.01 - 70.00                 175        17,951,028.04       10.85%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          70.01 - 80.00                 464        61,463,854.72       37.14%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          80.01 - 90.00                 358        51,981,822.12       31.41%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          90.01 - 100.00                141        18,888,262.33       11.41%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         100.01 - 110.00                 13         1,845,203.39        1.11%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         110.01 - 120.00                  7         1,858,629.99        1.12%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
      120.01 OR GREATER (*)               5           624,865.82        0.38%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------

        * With respect to any loan having an LTV at origination in excess of 125
        LTV, a brokers price opinion was obtained that evidenced a current LTV below 125 LTV.

                   CREDIT SCORE DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
          CREDIT SCORES                LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
           499 OR LESS                   23        $1,679,234.10        1.01%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            500 - 519                    77         8,307,927.38        5.02%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            520 - 539                   136        14,260,517.21        8.62%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            540 - 559                   160        19,428,636.06       11.74%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            560 - 579                   132        15,915,862.03        9.62%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            580 - 599                   138        14,689,828.05        8.88%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            600 - 619                   143        18,206,895.65       11.00%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            620 - 639                    99        13,821,196.20        8.35%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            640 - 659                    84        11,295,706.08        6.83%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            660 - 679                    71        10,918,490.92        6.60%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            680 - 699                    47         7,060,591.45        4.27%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            700 - 719                    41         7,499,246.40        4.53%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            720 - 739                    27         7,012,621.52        4.24%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            740 - 759                    20         4,146,572.48        2.51%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            760 - 779                    13         3,011,938.91        1.82%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            780 - 799                    14         4,102,974.19        2.48%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            800 - 819                     5         1,108,611.41        0.67%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          NOT AVAILABLE                  16         3,033,184.84        1.83%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)             LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          6.000 - 6.999                  12        $3,306,725.93        2.00%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          7.000 - 7.999                  80        24,236,445.47       14.64%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          8.000 - 8.999                 101        20,687,174.63       12.50%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          9.000 - 9.999                 215        31,573,395.06       19.08%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         10.000 - 10.999                348        42,068,247.70       25.42%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         11.000 - 11.999                313        30,173,425.04       18.23%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         12.000 - 12.999                111         9,248,057.53        5.59%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         13.000 - 13.999                 49         3,111,170.02        1.88%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         14.000 - 14.999                 14           884,938.36        0.53%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         15.000 - 15.999                  2           182,272.54        0.11%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         16.000 - 16.999                  1            28,182.60        0.02%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------


                    GEOGRAPHIC DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
              STATE                  NUMBER OF      CUT-OFF DATE     PERCENTAGE
                                       LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                CA                      217       $44,154,376.74       26.68%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                FL                       80         8,781,859.95        5.31%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                IL                       62         7,585,709.81        4.58%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                MI                       74         7,505,089.55        4.53%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                TX                       58         7,411,924.36        4.48%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                GA                       59         7,167,500.36        4.33%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                WA                       43         6,434,636.72        3.89%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                SC                       43         5,851,065.25        3.54%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                NY                       31         5,643,260.93        3.41%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                MO                       34         5,610,040.90        3.39%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                AZ                       44         5,477,544.98        3.31%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                CO                       27         5,421,287.84        3.28%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                OH                       60         4,408,126.20        2.66%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                VA                       20         3,852,295.30        2.33%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                NJ                       26         3,664,790.16        2.21%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
             OTHER *                    368        36,530,525.83       22.07%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------

              * Other includes states and the District of Columbia with less than 2.00% concentrations individually.


________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                      DELINQUENCY STATUS OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
           DELINQUENCY               NUMBER OF      CUT-OFF DATE     PERCENTAGE
              STATUS                   LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
             CURRENT                  1,236      $164,411,153.59       99.34%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
           30 - 59 DAYS                  10         1,088,881.29        0.66%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------


                 HIGH COST LOANS OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
            HIGH COST                NUMBER OF      CUT-OFF DATE     PERCENTAGE
              LOANS                    LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            SECTION 32                    2          $117,728.23        0.07%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          NON-SECTION 32              1,244       165,382,306.65       99.93%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------


                    PREPAYMENT PENALTY TERM OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
            PREPAYMENT               NUMBER OF      CUT-OFF DATE     PERCENTAGE
           PENALTY TERM                LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
               NONE                     454       $73,270,555.27       44.27%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            12 MONTHS                    56         7,528,708.63        4.55%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            24 MONTHS                   317        45,294,755.69       27.37%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            36 MONTHS                   322        30,464,053.78       18.41%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            48 MONTHS                     1            48,361.85        0.03%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            60 MONTHS                    93         8,498,782.37        5.14%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
 OTHER (NOT MORE THAN 60 MONTHS)          3           394,817.29        0.24%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------




________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                   NOTE MARGINS OF THE GROUP II MORTGAGE LOANS

----------------------------------------------------------------------------------
             RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)             LOANS     PRINCIPAL BALANCE  OF LOAN POOL
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          0.000 - 0.999                   6        $1,086,111.14        0.66%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          2.000 - 2.999                 134        33,485,635.16       20.23%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          3.000 - 3.999                  60        10,490,214.90        6.34%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          4.000 - 4.999                  74        11,517,724.26        6.96%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          5.000 - 5.999                 277        34,880,969.97       21.08%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          6.000 - 6.999                 450        51,963,416.48       31.40%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          7.000 - 7.999                 191        17,625,073.73       10.65%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          8.000 - 8.999                  39         3,194,964.39        1.93%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
          9.000 - 9.999                  14         1,169,948.78        0.71%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
         10.000 - 10.999                  1            85,976.07        0.05%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
              TOTAL                    1,246      $165,500,034.88      100.00%
----------------------------------------------------------------------------------




________________________________________________________________________________
                                BEAR STEARNS LOGO

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************